UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 31, 2006
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                           The Jackson Rivers Company
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             (Exact name of registrant as specified in its charter)


Florida                               333-70932                  65-1102865
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(State or other jurisdiction       (Commission                 (IRS Employer
 of incorporation)                 File Number)              Identification No.)

    5520 Wellesly Street, Suite 109, La Mesa, California             91942
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       (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (619) 615-4242


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      See Item 3.02 below.

Item 1.02 Termination of a Material Definitive Agreement.

      Not applicable.

Item 1.03 Bankruptcy or Receivership.

      Not applicable.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

      Not applicable.

Item 2.02 Results of Operations and Financial Condition.

      Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable.

Item 2.05 Costs Associated with Exit or Disposal Activities.

      Not applicable.

Item 2.06 Material Impairments.

      Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
          Standard: Transfer of Listing.

      Not applicable.

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Item 3.02 Unregistered Sales of Equity Securities.

      Note and Warrant Private Placement. On March 31, 2006, we entered into a Securities Purchase Agreement with certain accredited investors pursuant to which they agreed to issue up to $2,000,000 of principal amount of convertible promissory notes in three separate tranches and warrants to purchase shares of our common stock (the "Securities Purchase Agreement"). The tranches of notes are to be issued and sold as follows: (i) $700,000 upon execution and delivery of the Securities Purchase Agreement; (ii) $600,000 within 5 days of filing of a registration statement with the Securities and Exchange Commission (the "SEC") registering the shares of common stock issuable upon conversion of the notes and exercise of the warrants issued pursuant to the Securities Purchase Agreement (the "Registration Statement") and (iii) $700,000 within 5 days of the Registration Statement being declared effective by the SEC The convertible notes have a 3 year term and bear interest at six percent (6%). The notes are convertible into our common stock pursuant to a "variable conversion price" equal to the "Applicable Percentage" multiplied by the "Market Price.' "Applicable Percentage" is initially 50% provided, that, such percentage will be increased to 55% if the Registration Statement is filed on or before April 30, 2006 and further increased to 60% if the Registration Statement is declared effective by the SEC on or before July 29, 2006. "Market Price" means the average of the lowest three trading prices (as defined) for our common stock during the 20 trading day period prior to conversion. Upon an event of default (as defined), the notes are immediately due and payable at an amount equal to the greater of (i) 140% of the then outstanding principal amount of notes plus interest and (ii) the "parity value" defined as (a) the highest number of shares of common stock issuable upon conversion of the notes multiplied by (b) the highest closing price for our common stock during the period beginning on the date of the occurrence of the event of default and ending one day prior to the demand for prepayment due to the event of default. The notes are secured by a first lien on all of our assets, including all of our intellectual property.

      Subject to certain terms and conditions set forth therein, the notes are redeemable by us at a rate of between 120% to 140% of the outstanding principal amount of the notes plus interest. In addition, so long as the average daily price of our common stock is below the "initial market price" (as defined) we may prepay a such monthly portion due on the outstanding notes and the investors agree that no conversions will take place during such month where this option is exercised by us.

      The notes were issued with warrants to purchase up to 50,000,000 shares of our common stock at an exercise price of $0.07 per share, subject to adjustment.

      We agreed to register the secondary offering and resale of the shares issuable upon conversion of the notes, the shares issuable upon exercise of the warrants within 30 days of the execution of the Securities Purchase Agreement.

      We relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the notes and the warrants.

      In connection with the offer and sale of the notes and the warrants, we engaged Envision Capital LLC, as a finder for the transaction. Envision will receive a ten percent (10%) cash commission on the sale of the notes and warrants to purchase up to 5,000,000 shares of our common stock on the same terms and conditions as the warrants issued to purchasers under the Securities Purchase Agreement.

      The paragraphs above describe certain of the material terms of the financing transaction with the Purchasers. Such description is not a complete description of the material terms of the financing transaction and is qualified in its entirety by reference to the agreements entered into in connection with the financing which are included as exhibits to this Current Report on Form 8-K.

Item 3.03 Material Modification to Rights of Security Holders.

      Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable.


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

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

      Not applicable.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Not applicable.


Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

      Not applicable.

Section 8 - Other Events

Item 8.01 Other Events.

      Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.


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      (c)   Exhibits.


            Exhibit
            Number            Description

            10.1  Securities Purchase Agreement

            10.2  Registration Rights Agreement

            10.3  Form of Note

            10.4  Form of Warrant

            10.5  Security Agreement

            10.6  Intellectual Property Security Agreement


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE JACKSON RIVERS COMPANY

                                        (Registrant)


Date: April 6, 2006                     By: /s/ Jeffrey W. Flannery
                                            ------------------------------------
                                            Jeffrey W. Flannery, Chief Executive
                                            Officer, Chief Financial Officer,
                                            Treasurer and Secretary


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